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                                                                    EXHIBIT 22.2


                           SUBSIDIARIES OF REGISTRANT


                  GENA (CA) QRS 12-1, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME GENA (CA) QRS 12-1, INC.

                  BBC (NE) QRS 12-2, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEBRASKA AND DOING BUSINESS UNDER THE NAME BBC (NE) QRS 12-2, INC.

                  ELWA-BV (NY) QRS 12-3, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME ELWA-BV (NY) QRS 12-3, INC.

                  ADS (CA) QRS 12-4, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME OF ADS (CA) QRS 12-4, INC.

                  WALS (IN) QRS 12-5, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE WALS (IN) QRS 12-5, INC.

                  ESI (CA) QRS 12-6, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME OF ESI (CA) QRS 12-6, INC.

                  SFC (TX) QRS 12-7, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME SFC (TX) QRS 12-7, INC.

                  SEEDS (TN) QRS 12-9, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE AND DOING BUSINESS UNDER THE NAME SEEDS (TN) QRS 12-9, INC.

                  DELMO (PA) QRS 12-10, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF PENNSYLVANIA AND DOING BUSINESS UNDER THE NAME DELMO (PA) QRS 12-10, INC.

                  ABI (TX) QRS 12-11, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME ABI (TX) QRS 12-11, INC.

                  CARDS (CA) QRS 12-12, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CARDS (CA) QRS 12-12, INC.

                  RSI (NJ) QRS 12-13, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY AND DOING BUSINESS UNDER THE NAME RSI (NJ) QRS 12-13, INC.

                  TEL (VA) QRS 12-15, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF VIRGINIA AND DOING BUSINESS UNDER THE NAME TEL (VA) QRS 12-15, INC.

                  LAX (DE) QRS 12-16, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME LAX (DE) QRS 12-16, INC.

                  CEL (IN) QRS 12-17, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA AND DOING BUSINESS UNDER THE NAME CEL (IN) QRS 12-17, INC.

                  SFC (TX) QRS 12-18, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME SFC (TX) QRS 12-18, INC.

                  CTC (MD) QRS 12-19, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME CTC (MD) QRS 12-19, INC.

                  SPEC (CA) QRS 12-20, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME SPEC (CA) QRS 12-20, INC.


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                           SUBSIDIARIES OF REGISTRANT

                                   (CONTINUED)



                  INK (AL) QRS 12-21, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ALABAMA AND DOING BUSINESS UNDER THE NAME INK (AL) QRS 12-21, INC.

                  WEEDS (OK) QRS 12-22, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA AND DOING BUSINESS UNDER THE NAME WEEDS (OK) QRS 12-22, INC.

                  NOG (NY) QRS 12-23, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME NOG (NY) QRS 12-23, INC.

                  BUILD (CA) QRS 12-24, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME BUILD (CA) QRS 12-24, INC.

                  QRS 12-PAYING AGENT, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME QRS 12-PAYING AGENT, INC.